Share-Based Payments	12 Months Ended
Dec. 31, 2023
Share Based Payments [Abstract]
Share-Based Payments
28.	Share-Based Payments
The Company is operating a share-based payment program, under which the Company will pay treasury shares to executives of the Company and its subsidiaries based on performance evaluation. Total quantity of treasury shares to be paid in 2024, based on performance evaluation of 2023, is 19,288 shares for executives of POSCO HOLDINGS INC., and 41,378 shares for executives of subsidiaries including POSCO. As of December 31, 2023, the Company recognized
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18,898 million as other capital surplus.
Subsidiaries of the Company including POSCO INTERNATIONAL Corporation is operating a share-based payment program, under which the Company will pay treasury shares of the subsidiaries to executives and employees based on performance evaluation. Total quantity of treasury shares to be paid in 2024, based on performance evaluation of 2023, is 385,542 shares. As of December 31, 2023, the Company recognized
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17,324 million as non-controlling interests.
The fair value of the treasury shares expected to be paid to the Company’s executives and employees as of the date of pay is accounted for as other administrative expenses. Meanwhile, the shares to be paid by the controlling company was accounted for as other capital surplus, and the shares to be paid by subsidiaries including POSCO INTERNATIONAL Corporation, was accounted for as non-controlling interests. The actual quantity of treasury shares to be paid will be determined after the board of director’s resolution and performance evaluation.